NEW COVENANT FUNDS

New Covenant Growth Fund
(the "Fund")

Supplement dated January 4, 2019
to the Statement of Additional Information ("SAI") dated October 31, 2018

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

On the cover page of the SAI, the reference to "BlackRock Investment Management, LLC" is hereby deleted.

In addition, under the section titled "The Adviser and Sub-Advisers," under the heading titled "The Sub-Advisers," the text relating to BlackRock Investment Management, LLC is hereby deleted and the following text is hereby added in the appropriate alphabetical order thereof:

FRED ALGER MANAGEMENT, INC—Fred Alger Management, Inc ("Fred Alger") serves as a Sub-Adviser to a portion of the assets of the New Covenant Growth Fund. Fred Alger has been in the business of providing investment advisory services since 1964 and as of September 30, 2018 had approximately $19.5 billion in mutual fund assets under management as well as $8.6 billion in other assets under management. Fred Alger is indirectly owned by Alger Associates, a financial services holding company. Alger Associates and, indirectly, Fred Alger, are controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, who own in the aggregate in excess of 99% of the voting rights of Alger Associates.

In addition, under the same section, under the heading titled "Portfolio Management," the following text is hereby added in the appropriate alphabetical order thereof:

Fred Alger

Compensation. SIMC pays Fred Alger a fee based on the assets under management of the New Covenant Growth Fund as set forth in an investment sub-advisory agreement between Fred Alger and SIMC. Fred Alger pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the New Covenant Growth Fund. The following information relates to the period ended September 30, 2018:

A Fred Alger portfolio manager's compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for health and retirement benefits available to all Fred Alger employees, including a 401(k) plan sponsored by Fred Alger. A portfolio manager's base salary is typically a function of the portfolio manager's experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his or her job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including:

•  the firm's overall financial results and profitability;

•  the firm's overall investment management performance;

•  current year's and prior years' pre-tax investment performance (both relative and absolute) of the portfolios for which the individual is responsible, based on the benchmark of each such portfolio;

•  qualitative assessment of an individual's performance with respect to the firm's investment process and standards; and

•  the individual's leadership contribution within the firm.

While the benchmarks and peer groups used in determining a portfolio manager's compensation may change from time to time, Fred Alger may refer to benchmarks, such as those provided by Russell Investments and Standard & Poor's, and peer groups, such as those provided by Lipper Inc. and Morningstar Inc. that are widely-recognized by the investment industry.

Fred Alger has implemented a long-term deferred compensation program ("LTDC") which gives key personnel the opportunity to have equity-like participation in the long-term growth and profitability of the firm. There is broad participation in the LTDC program amongst the investment professionals. The LTDC reinforces the portfolio managers' commitment to generating superior investment performance for the firm's clients. The awards are invested in Alger mutual funds and have a four year vesting schedule. The total award earned can increase or decrease with the firm's investment and earnings results over the four year period.

Additionally, the Alger Partners Plan provides key investment executives with phantom equity that allows participants pro-rata rights to growth in the firm's book value, dividend payments and participation in any significant corporate transactions (e.g. partial sale, initial public offering, merger, etc.). The firm does not have a limit on the overall percentage of the firm's value it will convey through this program. Further, participation in this program will be determined annually.

Ownership of Fund Shares. As of September 30, 2018, Fred Alger's portfolio managers did not beneficially own any shares of the New Covenant Growth Fund.

Other Accounts. As of September 30, 2018, in addition to the New Covenant Growth Fund, Fred Alger's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Patrick Kelly, CFA	5		$14,569	7	$1,935	60		$3,458
	0		$0	0	$0	1	*	$188
Dr. Ankur Crawford	6		$14,581	8	$1,935	61		$3,458
	1	*	$12	0	$0	1	*	$188

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the New Covenant Growth Fund, which may have similar or different investment guidelines and objectives. In addition to the New Covenant Growth Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of Fred Alger's management of the New Covenant Growth Fund and other accounts, which, in theory, may allow Fred Alger to allocate investment opportunities in a way that favors other accounts over the New Covenant Growth Fund. This conflict of interest may be exacerbated to the extent that Fred Alger or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the New Covenant Growth Fund. Fred Alger (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the New Covenant Growth Fund. To the extent a particular investment is suitable for both the New Covenant Growth Fund and the other accounts, such investments will be allocated between the New Covenant Growth Fund and the other accounts in a manner that Fred Alger determines is fair and equitable under the circumstances to all clients, including the New Covenant Growth Fund.

If Fred Alger believes that the purchase or sale of a security is in the best interest of more than one client/proprietary account, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Aggregation of trades under this circumstance should, on average, decrease the costs of execution. In the event Fred Alger aggregates a trade for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of trades is expected to be used, allocations are generally pro rata and if not, will be designed so as not to systematically and consciously favor or disfavor any account in the allocation of investment opportunities. The accounts aggregated may include registered and unregistered investment companies, proprietary accounts, and separate accounts. Transaction costs will be shared by participants on a pro-rata basis according to their allocations.

Fred Alger is under common ownership with Fred Alger & Company, Incorporated, a registered broker-dealer. Fred Alger & Company, Incorporated may, to the extent permissible by relevant regulations and an account's guidelines, execute trades on behalf of certain accounts and retain commissions. Fred Alger may have an incentive to favor trading through Fred Alger & Company, Incorporated over selecting other brokers.

Commissions for the combination of execution and research services may be higher than for execution services alone. Fred Alger may pay higher commissions for receipt of brokerage and research services in connection with securities trades that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended. This benefits Fred Alger because it does not have to pay for the research, products, or services. Such benefit gives Fred Alger an incentive to select a broker-dealer based on its interest in receiving the research, products, or services rather than on its clients' interest in receiving the most favorable execution.

To address and manage these potential conflicts of interest, Fred Alger has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

In addition, under the same heading, the sub-heading titled "BIM" and the paragraphs thereunder are hereby deleted.

There are no other changes to the portfolio management of the Fund.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1212 (01/19)